   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 19, 1996.

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                                  ULTRAK, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                     75-2626358
       (State or other jurisdiction of                       (I.R.S. Employer
        incorporation or organization)                     Identification No.)

                        1220 CHAMPION CIRCLE, SUITE 100
                            CARROLLTON, TEXAS 75006
                                 (214) 280-9675
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                                GEORGE K. BROADY
          CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT
                        1220 CHAMPION CIRCLE, SUITE 100
                            CARROLLTON, TEXAS 75006
                                 (214) 280-9675
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                             ---------------------
                                   Copies to:

             RICHARD L. WAGGONER                             ALAN J. BOGDANOW
           GARDERE & WYNNE, L.L.P.                        HUGHES & LUCE, L.L.P.
         1601 ELM STREET, SUITE 3000                   1717 MAIN STREET, SUITE 2800
             DALLAS, TEXAS 75201                           DALLAS, TEXAS 75201
                (214) 999-3000                                (214) 939-5500

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC. As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ ]

     If the registrant elects to deliver its latest annual report to securityholders, or a complete and legible facsimile thereof, pursuant to Item 11(a)(1) of this form, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-14545

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

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                                                  PROPOSED MAXIMUM PROPOSED MAXIMUM
                                       AMOUNT      OFFERING PRICE    AGGREGATE
         TITLE OF SHARES               TO BE            PER           OFFERING       AMOUNT OF
         TO BE REGISTERED          REGISTERED(1)      SHARE(2)        PRICE(2)    REGISTRATION FEE
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Common Stock, $0.01 par value         230,000          $26.56        $6,108,800        $2,107
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

(1) Includes 30,000 shares subject to an over-allotment option granted to the Underwriters.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) on the basis of the average of the high and low sales prices of the Common Stock on the Nasdaq National Market on November 18, 1996.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The information in the Registration Statement originally filed by Ultrak, Inc. with the Securities and Exchange Commission (File No. 333-14545) pursuant to the Securities Act of 1933, as amended, and declared effective on November 18, 1996, is incorporated by reference into this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on the 19th day of November, 1996.

                                            ULTRAK, INC.

                                            By:     /s/ GEORGE K. BROADY
                                               -------------------------------
                                                      George K. Broady
                                                Chief Executive Officer and
                                                         President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacities and on the dates indicated.

                    NAME                                   TITLE                   DATE
                    ----                                   -----                   ----
               /s/  GEORGE K. BROADY           Chairman of the Board, Chief    November 19, 1996
              ---------------------------         Executive Officer and
              George K. Broady                    President (Principal
                                                  Executive Officer)

                          *                    Executive Vice President and    November 19, 1996
              ---------------------------          Director
              James D. Pritchett

              /s/  TIM D. TORNO                Vice President-Finance,         November 19, 1996
              ---------------------------          Secretary, Treasurer and
              Tim D. Torno                         Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)


                          *                    Director                        November 19, 1996
              ---------------------------
              William C. Lee

                          *                    Director                        November 19, 1996
              ---------------------------
              Charles C. Neal

                          *                    Director                        November 19, 1996
              ---------------------------
              Robert F. Sexton
                                               Director
              ---------------------------
              Roland Scetbon

*By      /s/  GEORGE K. BROADY
   --------------------------------
    George K. Broady,
    as Attorney-in-Fact

                               INDEX TO EXHIBITS

 EXHIBIT
  NUMBER                                   DESCRIPTION
 -------                                   -----------
    5.1       -- Opinion of Gardere & Wynne, L.L.P. regarding legality of securities being registered

   23.1       -- Consent of Grant Thornton LLP

   23.2       -- Consent of Norman, Jones, Enlow & Co.

   23.3       -- Consent of Grant Thornton

   23.4       -- Consent of KPMG

   23.5       -- Consent of Gardere & Wynne, L.L.P. (included in Exhibit 5.1)